UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	WSTG	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Wayside Technology Group, Inc. (the “Company”) is saddened to report that the Company received notice on July 26, 2022 that Mr. Ross Crane, a member of the Company’s Board of Directors, passed away on July 23, 2022.  Mr. Crane joined the Company’s Board of Directors in December 2019 as an independent director.  Mr. Crane served as Chair of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and was a member of the Nominating and Corporate Governance Committee.  The Company is grateful for Mr. Crane’s dedication and service to the Company.  The Company’s management and Board of Directors extend their sincerest condolences to Mr. Crane’s family.

Following Mr. Crane’s death, the size of the Company’s Board of Directors has been reduced to six members, five of whom are independent directors pursuant to the Nasdaq Stock Market LLC (“Nasdaq”) Listing Rules (the “Listing Rules”).  In addition, the size of the Audit Committee has been reduced to two members, each of whom is an independent director pursuant to the Listing Rules. Due to the reduced number of Audit Committee members, the Company is no longer compliant with Listing Rule 5605(c)(2). In accordance with the Listing Rules, on July 28, 2022, the Company notified Nasdaq of Mr. Crane’s passing and the resulting non-compliance with Listing Rule 5605(c)(2).

The Company intends to take actions to satisfy the Listing Rules prior to the expiration of the cure period provided by Listing Rule 5605(c)(4) at the earlier of the Company’s next annual stockholders meeting or July 23, 2023.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYSIDE TECHNOLOGY GROUP, INC.

Date: July 28, 2022	By:	/s/ Andrew Clark
	Name:	Andrew Clark
	Title:	Chief Financial Officer

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